THE PARNASSUS FUND
                                SemiAnnual Report
                                  June 30, 1998

                                                                  August 3, 1998

Dear Shareholder:

   As of June 30, 1998, the net asset value per share (NAV) of The Parnassus Fund was $33.10 so the overall return for the quarter was a loss of 13.26%. This compares to a gain of 3.30% for the S&P 500 and a gain of 1.85% for the average growth fund according to Lipper Analytical Services. Our results for the quarter were substantially below the market indices and it brought our performance for the year-to-date down to a loss of 7.39%.

   Below you will find a table summarizing our average annual returns as of June 30, 1998 for the one, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).


                                           Average Annual      Average Annual
                                             Total Return      Overall Return
       ----------------------------------------------------------------------
       One Year                                (5.54%)             (2.12%)
       ----------------------------------------------------------------------
       Five Years                              10.11%              10.90%
       ----------------------------------------------------------------------
       Ten Years                               11.48%              11.88%
       ----------------------------------------------------------------------
       Since Inception on 12/31/84             11.98%              12.28%
       ----------------------------------------------------------------------

       Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


WHAT HAPPENED IN THE SECOND QUARTER?

       Going into the second quarter, our assessment was that the market as a whole was fully valued and in some cases overvalued. Given this situation, we looked for sectors we considered undervalued, i.e., where the market value was substantially below our estimate of the intrinsic value. Three related industries caught our attention: hard disk drives, semiconductors and semiconductor capital equipment (i.e., the tools used to manufacture semiconductors). Our thinking was that these three out-of-favor industries were among the few places where one could find good value and invest in long-term healthy companies.

       Prices of most stocks in these industries were trading at only a fraction of their intrinsic value and far below their market prices of only one year before. At the beginning of the quarter, these stocks seemed like absolute bargains, but unfortunately for us, they became even better bargains by the end of the period.

       I realize that most shareholders are concerned about the second quarter's performance and I admit that things look bad right now. What I will try to demonstrate in this report is that there is a lot more value in our portfolio companies than current quotations indicate and that if we stick with our strategy, at some point in the not too distant future, market values will approach intrinsic values.


WHY THE THREE INDUSTRIES HAVE VALUE

       These three industries are among the most important to our economy and they are not going to go away. The hard disk drive industry is absolutely vital for storing information in an electronic format. Without disk drives, computers could not store and access information in a way that makes our modern society possible. As the demand for digital storage grows, there will be huge increases in sales of disk drive companies.

       The semiconductor industry is even more vital than the disk drive industry. Semiconductors are the brains of almost all the machines operating today including computers, cars, consumer appliances and industrial machinery. The lives all of us lead are completely dependent on semiconductors whether we know it or not.

       The  semiconductor   equipment   industry  derives  its  importance  from
semiconductors. Without the equipment to make them, you wouldn't have any semiconductors.

       Given the vital nature of these three industries, why are their stocks now on the bargain table with their prices marked down? The short answer is that the previous success of these companies has caused their current difficulty. Last year's enormous demand for their products caused the companies to boost capacity sharply. Current capacity now exceeds available demand and this supply-demand imbalance has caused product prices to drop. At the same time, these increases in capacity have saddled the companies with high fixed-costs and current sales levels are not high enough to cover these new fixed-costs.

       Complicating matters further has been excess inventory of personal computers (PCs). PC makers are the largest users of disk drives and semiconductors, and they haven't been ordering many of these products since they're cutting way back on manufacturing. A substantial amount of current sales is now coming out of inventory. The good news is that this reduces excess inventory, but it also means that current sales of disk drives and semiconductors are artificially depressed even though there is good final demand for PCs.

       Another element in the equation is the Asian financial crisis. Since Asians now have less money, they are buying fewer personal computers and this, in turn, reduces demand for disk drives and semiconductors.

       The impact is even greater on the semiconductor equipment industry. Since Japan, South Korea and Taiwan produce a high percentage of the world's semiconductors, they normally buy a large percentage of the output of the semiconductor equipment industry. Because of their difficult financial position, they are purchasing much less equipment than normal and sales of the semiconductor equipment industry have suffered.


INDIVIDUAL COMPANIES

       Now let's turn to some individual companies in these three industries and see what impact the individual firms are having on the Fund. The example I gave in the recent letter I sent to all shareholders was Western Digital (WD), one of the large makers of hard disk drives. Last year, WD could sell all the drives it could make at very good prices and, in fact, its customers were on allocation which meant that WD had to limit the number of drives it could sell to its customers. Because of this allocation procedure, customers such as PC makers would double and triple order from drive companies to get the maximum allocation possible. Because of this over-ordering, disk drive companies overestimated demand and increased capacity.

       When supply caught up with demand, customers went off allocation and many orders were canceled. Most customers had also been stockpiling drives because of the shortage and so they had excess inventory. This meant that they started to order even fewer disk drives than normal. Higher fixed-costs due to increased capacity combined with lower sales meant losses for Western Digital.

       After receiving the recent letter talking about WD, John Paul Pietrus, a Parnassus shareholder from Bethesda, Maryland wrote in to ask why the company didn't have a better understanding of customer orders including the double and triple-ordering phenomenon. (Several other shareholders also wrote in to ask the same question.)

       My answer is that Western Digital did know about the double and triple-ordering phenomenon, but there were other factors at work. My reply to Mr. Pietrus and the others is that forecasting demand is not as easy as it looks.

       First of all, a disk drive company is several steps removed from the ultimate customer. Some of a company's drives go to PC manufacturers and some go into the replacement market to be sold through retail stores like Fry's Electronics and Comp USA. In the case of PC makers, the drive company ships to the computer company which, in turn, ships to the wholesaler, who in turn ships to the retailer who then sells to the ultimate purchaser. Inventory builds up along the way and orders go back and forth. This makes it difficult to get an accurate fix on real demand in a dynamic market like electronics.

       The same thing applies to the replacement market. The drive company sells to the distributor who sells to the retail outlet who sells to the ultimate consumer. With all these layers, it's hard to tell exactly what's happening.

       Combine this complex distribution chain with the enormous increase in sales seen in 1997 and it was hard to assess the actual level of final demand. Orders came rushing in and although Western Digital discounted some of them as over-ordering, they wanted to increase capacity as much as demand allowed so they could maintain their market share and keep faith with their customers. In my view, the decision to increase capacity was the right one although the company is now suffering the consequences.

       Western Digital's stock hit a high of over $54 a share last fall. The stock dropped into the low 20's late last year. At this point, we started buying the stock since we calculated its intrinsic value somewhere in the low 30's. Our average cost is just under $18 a share which is about half our assessment of the company's intrinsic value. During the second quarter, the stock dropped 32.7% to $11.81 a share.

       Read-Rite is another portfolio company involved in the disk drive industry. It makes the mechanism (called a "head") that writes the digital information onto the hard disk for storage and then reads the information off the disk to send it back to the computer. Read-Rite sells heads to Western Digital and other disk drive companies. Read-Rite has been caught in the same excess demand/excess supply/inventory correction phenomenon as its customer Western Digital. The stock hit a high of $36 in February of 1997 and traded in the high 20's last fall. Our average cost is a little under $15 per share. The stock dropped 34.4% during the quarter to hit $9.06 a share.

       Adaptec, a company that makes controllers for disk drives and other equipment that controls the flow of information to and from the computer, saw its stock hit a high of $54 in the fall of 1997. Our cost is $21 a share, but the stock hit $14.31 for a decline of 27.1% during the quarter.

       The fourth company in our portfolio in the disk drive industry is Quantum Corporation which like Western Digital is a maker of disk drives. Quantum's stock hit $43 a share last fall and our average cost is $19.71 a share. The stock dropped 2.6% during the quarter to end up at $20.75.

       It's impossible to predict when strong demand will return to the disk drive industry. When I talked to industry sources early this year, the consensus was sometime between June and September and that was the information used to make the investment decision. At the present time, though, it looks as if it will be at least until the end of the year before healthy demand will once again return.

       Since the stock market always anticipates events, share prices in the industry should start to rise even before strong demand returns. Even a modest increase in demand should help these stocks and the Fund's NAV.

       I'm optimistic on all the disk drive companies since more PCs are being sold than disk drives. This means that the inventory in the channel is being reduced. The major disk drive companies have also reduced capacity and this should help supply and demand to come back into balance.


SEMICONDUCTORS AND CAPITAL EQUIPMENT

       As with the disk drive industry, the current difficulties in the semiconductor industry can be traced to its success in previous years. The enormous growth in sales of personal computers fed the huge growth in demand for semiconductors and the companies made large investments in new capacity to meet this new demand. Things changed quickly in 1998 as growth slowed and personal computer makers found themselves with excess inventory so they reduced their purchases of semiconductors. The semiconductor companies also found themselves stuck with excess capacity and their prices also started to fall.

       Reduced demand from Asia contributed to the problem and so did a new phenomenon: the emergence of the sub-$1,000 PC. Computer buyers became more price-conscious and decided that they didn't need the fastest, most powerful computer on the market and customers began to purchase machines with a lower price tag. This meant that PC vendors purchased lower-cost semiconductors and revenue declined.

       There are three semiconductor companies in our portfolio: Advanced Micro Devices (AMD), Intel and LSI Logic. AMD and Intel make general purpose semiconductors such as microprocessors and flash memories while LSI Logic makes custom chips for specialized purposes.

       AMD dropped 41.3% during the quarter as its stock declined to $17.06, partly because of the poor climate for semiconductors and partly because of difficulties it encountered in manufacturing the newest version of its microprocessor. Last fall, AMD was trading in the high 30's.

       The stock of Intel dropped 5.0% during the quarter as it went to $74.13 a share. Our average cost on Intel is $71.91 a share so we still have a small profit. We seem to have done a better job on calling the bottom for Intel than we have on some other companies. The stock hit $102 a share last fall. Intel is a dominant force in the semiconductor industry and its stock should rebound sharply at the first signs of improvement in the industry.

       LSI Logic dropped 8.7% during the quarter as its stock price closed at $23.06 a share. Our cost is $23.24 a share so we're just about even for this company. LSI traded as high as $46 a share last year.

       Toward the end of the year, we expect conditions to be greatly improved in the semiconductor industry. As with the disk drive industry, demand should improve once the current excess inventory of personal computers has been sold off. The companies have also been reducing capacity and this should help the outlook.

       Because of their current difficulties, semiconductor companies have not been ordering much new equipment. This has been especially true in Asia where a substantial portion of the world's semiconductors are manufactured. They just don't have the money to buy a lot of equipment. This has hurt the semiconductor capital equipment industry.

       We have six equipment companies in the portfolio. Lam Research dropped 32.0% as its stock went to $19.13 a share. Helix, a maker of specialty pumps for semiconductor manufacturers, dropped 25.0% as it declined to $15.00 a share. FEI dropped 25.5% as its stock sank to $9.31. Electro Scientific's stock suffered a decline of 18.3% as it went to $31.56. Applied Materials, the largest company in the industry, dropped 16.5% to end the quarter at $29.50. Cognex, the largest manufacturer of machine vision equipment, saw its stock go to $18.50 a share, a decrease of 13.5%.

       Although space does not allow me to discuss each of these companies in detail, let me just say that each of them has strong management and excellent products. In my view, each stock is trading far below its intrinsic value and as conditions improve, there is the potential for substantial capital gains.


NON-TECHNOLOGY COMPANIES

       Unfortunately, our technology companies weren't the only ones that did poorly for us during the quarter. Five of our non-technology companies had difficulties during the period. Gymboree, a retailer of children's clothes, dropped 41.4% as the stock closed at $15.16. Merchandising mistakes required markdowns of slow-selling apparel, particularly in the boy's line, and the company incurred extra expenses due to future expansion plans. We still have confidence in the company's management and its market position so we're hanging on to the stock.

       West Marine, a retailer of boating supplies and equipment, sank 38.2% to $18 per share because of costs involved with consolidating three distribution facilities into one. We have sold our position in Cannondale, a maker of high-end bicycles, because we no longer have confidence in management. The stock declined 38.0% to $12.50 during the time we owned it.

       Toys "R" Us dropped 21.8% during the quarter, going to $23.56 a share. St. John Knits declined 18.3% to $38.63 because of production problems in making its apparel. The production problems appeared to be solved, so we expect the stock to rebound.


THERE WERE SOME WINNERS

       Believe it or not, there were some winners in the portfolio this quarter. Green Tree Financial gained 42.5% on a takeover offer from Conseco Insurance Company. We sold our shares at $40.53.

       Just for Feet, the shoe retailer, increased 18.0% during the quarter. We sold the company at $24.04 per share for a gain of 58.5% during our six-month holding period.

       Compaq Computer climbed 9.2% to $28.31 as it reduced its inventory to manageable levels. This reduction is a leading indicator for improved conditions for our semiconductor and disk drive companies.

       Amgen, a pharmaceutical company, saw its stock rise to $65.38 for a gain of 7.4%. Financial results continue to be strong for the company.

       I would like to conclude this section of the report by saying that I understand the concern many shareholders have expressed about our recent performance. What I tried to convey in this discussion is my view that the current decline in the NAV does not represent a permanent loss of capital unless you sell your shares now. In my opinion, Parnassus shares are now selling at bargain prices. For many of our companies, we are at the bottom of the cycle and there is a lot more value in these businesses than current quotations indicate.


COMPANY NOTES

       An independent study by J. D. Power & Associates and healthcare expert, The MEDSTAT Group, ranked Oxford Health Plans the top health plan in the New York City/Long Island area. The study covered all types of health plans in the area including HMOs, point of service plans and traditional indemnity plans. The four categories of service deemed most important by health plan members were (1) choice of providers (2) confidence in the plan (to provide needed service) (3) physician care (listening skills & attentiveness) and (4) time pressures (health care staff not being rushed). Recently, New York Magazine published a list of "The Best Doctors in New York" and of the 923 physicians affiliated with an HMO, 770 participated in Oxford Health Plan networks. (The next highest number of "best doctors" had 530 in its network.)

       Each year, the Amgen Foundation sponsors a $10,000 Award for Teacher Excellence that is given to three recipients in three geographical areas:
Jefferson County, Kentucky (Louisville), Ventura County, California and Boulder County, Colorado. A panel of three anonymous judges (community leaders not associated with Amgen or the local school system) selects the winners from nominees who are teachers in grades K-12. Amgen gives the awards to show its commitment to community education.

       Two of our semiconductor equipment companies recently made donations of expensive equipment to institutions of higher learning. Lam Research donated a high-density TCP 9100 plasma etch system to support oxide etch research at the University of New Mexico. Applied Materials is donating a Precision 5000 chemical vapor deposition (CVD) system to Nanyang Technological University (NTU) in Singapore, where students will use it to study semiconductor manufacturing technology.

       The Learning Company, which is acquiring Broderbund, one of our portfolio holdings, announced that it will form a partnership with the Points of Light
Foundation to donate 20,000 units of skills-building software to grass-roots non-profit organizations across the country. The software will teach job seekers how to master the computer keyboard.


PERSONNEL MATTERS

       David Pogran has resigned as Director of Research of Parnassus Investments to take a job as a senior analyst with Pacific Alliance Capital Management, the money management subsidiary of Union Bank of California. David has given us many years of dedicated service and is a person of high integrity. We will miss him. Todd Ahlsten will replace David Pogran as Director of Research. Todd is an honors graduate of the University of California at Berkeley and has been with Parnassus Investments for three years as a financial analyst.

       We have five excellent interns working with us this summer. Lori Lai is an MBA candidate in the Graduate School of Business at the University of Chicago. She is a Students for Responsible Business co-chair and has also been selected as an ARCH Development Corporation Associate, researching the commercial potential of recently discovered diabetes gene technology. Prior to going to business school, Lori worked for more than a decade for Dako A/S, a Danish medical laboratory products firm. She worked for the company in California, Japan and most recently, as regional manager in Hong Kong. She is also a graduate of the University of Hawaii where she received a bachelor of science degree in medical technology. She is fluent in Japanese and has a working knowledge of Mandarin and Cantonese.

       Ryan Wilsey will be a junior at Princeton University where he is majoring in Engineering and Management Systems. He is a graduate of the Branson School in Ross, California and was also a National Merit Finalist. His work experience includes an internship with the Towers Perrin consulting firm and a sales position at the Nordstrom Department Store. He has taught underprivileged fifth and sixth grade students through the Summerbridge National program. He is Editor-in-Chief of the Princeton Yearbook and program director of Princeton One-on-One tutoring.

       Tommy Kriengprarthana is an MBA candidate at the Fuqua School of Business at Duke University. He also holds a bachelor of business administration degree from Assumption University in Bangkok, Thailand where he was captain of the basketball team and tutored international students in finance. His previous experience includes work as a credit account administrator at the Bank of America branch in Bangkok. He was also a financial supervisor at the Nation Multimedia Group in Bangkok, a firm involved in publishing and radio and television broadcasting.

       Benjamin Hom will be a junior in business economics at UCLA where he also studies liberal arts and computer technology. His previous experience includes work as a customer service representative for The Mechanic's Bank in Walnut Creek, California and as a sales representative for Joe Sun, Big and Tall Clothing in Sacramento. He has also been active in the activities of his church.

       Chi Tran-Brandli is a graduate student in finance and capital markets at the University of St. Gallen in Zurich, Switzerland. She also holds a bachelor's degree in microbiology and immunology from the University of California at Berkeley. Previously, she served as a research assistant in the Department of Genetics at Stanford University and as a research associate in the Department of Biochemistry and Biophysics at the University of California Medical Center in San Francisco. Most recently, she worked as a research associate at the Swiss Federal Institute of Technology.


                                                     Yours truly,

                                                     Jerome L. Dodson
                                                     President


UNREALIZED GAIN (LOSS) SUMMARY AS OF JUNE 30, 1998 (UNAUDITED)

  Number of                                                               Per                          Per       Unrealized
     Shares   Issuer                                       Cost         Share      Market Value      Share      Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
   113,100    ADE Corporation                      $    1,790,625     $15.83    $    1,654,087     $14.63   $     (136,538)
    68,500    Acme Metals, Inc.                         1,077,212      15.73           316,813       4.63         (760,399)
   750,000    Adaptec, Inc.                            15,755,633      21.01        10,734,375      14.31       (5,021,258)
   125,000    Adept Technology, Inc.                    1,238,719       9.91           945,313       7.56         (293,406)
    10,000    Adobe Systems Incorporated                  393,438      39.34           424,375      42.44           30,937
   600,000    Advanced Micro Devices, Inc.             13,283,750      22.14        10,237,500      17.06       (3,046,250)
   120,000    Amgen, Inc.                               5,631,250      46.93         7,845,000      65.38        2,213,750
   175,000    Apogee Enterprises, Inc.                  2,506,308      14.32         2,679,688      15.31          173,380
   325,000    Applied Materials, Inc.                  10,282,501      31.64         9,587,500      29.50         (695,001)
   150,000    Broderbund Software, Inc.                 3,190,585      21.27         3,421,875      22.81          231,290
   580,000    Building Materials Holding Corp.          7,503,522      12.94         8,011,250      13.81          507,728
   500,000    Centigram Communications Corp.            5,259,399      10.52         5,625,000      11.25          365,601
   100,000    Claire's Stores, Inc.                     1,855,513      18.56         2,050,000      20.50          194,487
   578,000    Cognex Corporation                       12,515,016      21.65        10,693,000      18.50       (1,822,016)
   450,000    Compaq Computer Corporation               5,357,232      11.90        12,740,625      28.31        7,383,393
   595,000    Electro Scientific Industries, Inc.      13,767,125      23.14        18,779,687      31.56        5,012,562
   455,000    Electronics for Imaging, Inc.             8,586,001      18.87         9,611,875      21.13        1,025,874
   600,000    FEI Company                               5,783,736       9.64         5,587,500       9.31         (196,236)
   600,000    First Data Corporation                   22,448,854      37.41        19,987,500      33.31       (2,461,354)
   800,000    The Gymboree Corporation                 17,469,065      21.84        12,125,000      15.16       (5,344,065)
   575,000    Helix Technology Corporation             11,054,790      19.23         8,625,000      15.00       (2,429,790)
    80,000    Hewlett-Packard Company                   3,167,800      39.60         4,790,000      59.88        1,622,200
   375,000    In Focus Systems                          4,295,938      11.46         2,648,438       7.06       (1,647,500)
   225,000    Intel Corporation                        16,180,757      71.91        16,678,125      74.13          497,368
   550,000    LSI Logic Corporation                    12,783,618      23.24        12,684,375      23.06          (99,243)
   300,000    Lam Research Corporation                  7,960,875      26.54         5,737,500      19.13       (2,223,375)
 1,000,000    Morgan Products, Ltd.                     6,131,156       6.13         4,562,500       4.56       (1,568,656)
   900,000    Oxford Health Plans, Inc.                16,130,943      17.92        13,781,250      15.31       (2,349,693)
   350,000    Petco Animal Supplies, Inc.               5,405,627      15.44         6,978,125      19.94        1,572,498
   275,000    Quantum Corporation                       5,419,063      19.71         5,706,250      20.75          287,187
    20,000    RadiSys Corporation                         505,136      25.26           430,000      21.50          (75,136)
   900,000    Read-Rite Corporation                    13,198,438      14.66         8,156,250       9.06       (5,042,188)
   400,000    St. John Knits, Inc.                     15,742,219      39.36        15,450,000      38.63         (292,219)
   825,000    Sequent Computer Systems, Inc.           18,293,429      22.17         9,951,562      12.06       (8,341,867)
   400,000    Silicon Graphics, Inc.                    5,336,313      13.34         4,850,000      12.13         (486,313)
   300,000    Toys "R" Us, Inc.                         7,391,328      24.64         7,068,750      23.56         (322,578)
   250,000    West Marine, Inc.                         5,153,158      20.61         4,500,000      18.00         (653,158)
 1,050,000    Western Digital Corporation              18,788,650      17.89        12,403,125      11.81       (6,385,525)
                                                     ------------                 ------------                -------------
              Total                                  $328,634,722                 $298,059,213                $(30,575,509)
                                                     ============                 ============                =============


STOCKS SOLD JANUARY 1, 1998 THROUGH JUNE 30, 1998 (UNAUDITED)
                                            Realized       Number                           Per             Sale        Per
Company                                  Gain (Loss)    of Shares              Cost       Share         Proceeds      Share
---------------------------------------------------------------------------------------------------------------------------
ADE Corporation                       $    (354,996)     136,900     $   2,205,365      $16.11   $    1,850,369     $13.52
ATC Group Services, Inc.                    282,684      400,000         4,517,316       11.29        4,800,000      12.00
Acme Metals, Inc.                          (244,226)      31,500           506,312       16.07          262,086       8.32
Adobe Systems, Inc.                       1,482,146      275,000        10,115,938       36.79       11,598,084      42.17
Aetna, Inc.                               1,195,955      140,000         9,578,763       68.42       10,774,718      76.96
AnnTaylor Stores Corporation             (1,133,980)     450,000         6,926,694       15.39        5,792,714      12.87
Broderbund Software, Inc.                  (112,841)     100,000         2,258,988       22.59        2,146,147      21.46
Burlington Coat Factory Warehouse          (295,613)     100,000         1,847,187       18.47        1,551,574      15.52
Cannondale Corporation                   (2,382,323)     325,000         6,444,688       19.83        4,062,365      12.50
Centigram Communications Corp.              195,021       35,000           337,190        9.63          532,211      15.21
Compaq Computer Corporation               8,340,746      350,000         3,606,737       10.30       11,947,483      34.14
Cypress Semiconductor Corporation        (3,847,086)     900,000        12,210,438       13.57        8,363,352       9.29
Delta Air Lines, Inc.                     2,299,379       50,000         3,584,505       71.69        5,883,884     117.68
Galoob Toys, Inc.                          (246,046)      50,000           816,877       16.34          570,831      11.42
Genus, Inc.                              (2,686,119)     750,000         3,922,500        5.23        1,236,381       1.65
Green Tree Financial Corporation          9,657,612      600,000        14,661,202       24.44       24,318,814      40.53
Houghton Mifflin Company                    636,771       50,000         1,020,625       20.41        1,657,396      33.15
In Focus Systems                          6,233,432      395,000         8,554,822       21.66       14,788,254      37.44
Intel Corporation                            10,325      120,000         8,960,001       74.67        8,970,326      74.75
Intuit, Inc.                              9,673,171      450,000        10,274,469       22.83       19,947,640      44.33
Invacare Corporation                         18,064       15,000           307,750       20.52          325,814      21.72
Just For Feet, Inc.                       2,045,815      205,000         3,109,660       15.17        5,155,475      25.15
Lam Research Corporation                 (4,824,574)     500,000        17,834,048       35.67       13,009,474      26.02
Mentor Graphics Corporation                (471,939)     170,000         2,395,000       14.09        1,923,061      11.31
The Money Store, Inc.                     3,808,604      275,000         5,195,093       18.89        9,003,697      32.74
Mylan Laboratories, Inc.                  2,574,675      347,800         4,403,096       12.66        6,977,771      20.06
Protocol Systems, Inc.                   (1,103,203)     800,000         7,362,369        9.20        6,259,166       7.82
Quantum Corporation                        (231,732)     250,000         5,327,812       21.31        5,096,080      20.38
RadiSys Corporation                          (6,505)      17,000           429,366       25.26          422,861      24.87
Ryerson Tull, Inc.                          (33,742)      50,000           703,825       14.08          670,083      13.40
3Com Corporation                            (24,926)     100,000         3,373,875       33.74        3,348,949      33.49
Wellman, Inc.                               152,375       47,100           762,747       16.19          915,122      19.43
Whole Foods Market, Inc.                  9,000,169      300,000         6,550,032       21.83       15,550,201      51.83
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                   $39,607,093                   $170,105,290                 $209,712,383


   The accompanying notes are an integral part of these financial statements.


PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 1998 (UNAUDITED)

                                                                      Percent of
        Shares    Common Stocks                                       Net Assets              Market Value
------------------------------------------------------------------------------------------------------------

                  APPAREL
      400,000     St. John Knits, Inc.                                      4.9%            $  15,450,000
                                                                                            -------------
                  BUILDING MATERIALS
      175,000     Apogee Enterprises, Inc.                                                      2,679,688
      580,000     Building Materials Holding Corp.*                                             8,011,250
    1,000,000     Morgan Products, Ltd.*                                                        4,562,500
                                                                                            -------------
                  Total                                                     4.9%               15,253,438
                                                                                            -------------
                  COMPUTER PERIPHERALS
      750,000     Adaptec, Inc.*                                                               10,734,375
      375,000     In Focus Systems*                                                             2,648,438
      275,000     Quantum Corporation*                                                          5,706,250
      900,000     Read-Rite Corporation*                                                        8,156,250
    1,050,000     Western Digital
                  Corporation*                                                                 12,403,125
                                                                                            -------------
                  Total                                                    12.6%               39,648,438
                                                                                            -------------
                  COMPUTER SOFTWARE
      125,000     Adept Technology, Inc.*                                                         945,313
       10,000     Adobe Systems Incorporated                                                      424,375
      150,000     Broderbund Software, Inc.*                                                    3,421,875
      455,000     Electronics for Imaging, Inc.*                                                9,611,875
                                                                                            -------------
                  Total                                                     4.6%               14,403,438
                                                                                            -------------
                  COMPUTERS
      450,000     Compaq Computer Corporation                                                  12,740,625
       80,000     Hewlett-Packard Company                                                       4,790,000
       20,000     RadiSys Corporation*                                                            430,000
      825,000     Sequent Computer Systems, Inc.*                                               9,951,562
      400,000     Silicon Graphics, Inc.*                                                       4,850,000
                                                                                            -------------
                  Total                                                    10.4%               32,762,187
                                                                                            -------------
                  DATA PROCESSING
      600,000     First Data Corporation                                    6.3%               19,987,500
                                                                                            -------------
                  HEALTH CARE
      900,000     Oxford Health Plans, Inc.*                                4.4%               13,781,250
                                                                                            -------------
                  MICROELECTRONIC
                  PROCESSING EQUIPMENT
      113,100     ADE Corporation*                                                         $    1,654,087
      325,000     Applied Materials, Inc.*                                                      9,587,500
      578,000     Cognex Corporation*                                                          10,693,000
      595,000     Electro Scientific Industries, Inc.*                                         18,779,687
      600,000     FEI Company*                                                                  5,587,500
      575,000     Helix Technology Corporation                                                  8,625,000
      300,000     Lam Research Corporation*                                                     5,737,500
                                                                                            -------------
                  Total                                                    19.3%               60,664,274
                                                                                            -------------
                  PHARMACEUTICALS
      120,000     Amgen, Inc.*                                              2.5%                7,845,000
                                                                                            -------------
                  RETAIL
      100,000     Claire's Stores, Inc.                                                         2,050,000
      800,000     The Gymboree Corporation*                                                    12,125,000
      350,000     Petco Animal Supplies, Inc.*                                                  6,978,125
      300,000     Toys "R" Us, Inc.*                                                            7,068,750
      250,000     West Marine, Inc.*                                                            4,500,000
                                                                                            -------------
                  Total                                                    10.4%               32,721,875
                                                                                            -------------
                  SEMICONDUCTORS
      600,000     Advanced Micro Devices, Inc.*                                                10,237,500
      550,000     LSI Logic Corporation*                                                       12,684,375
      225,000     Intel Corporation                                                            16,678,125
                                                                                            -------------
                  Total                                                    12.6%               39,600,000
                                                                                            -------------
                  STEEL
       68,500     Acme Metals, Inc.*                                        0.1%                  316,813
                                                                                            -------------
                  TELECOMMUNICATIONS
                  EQUIPMENT
      500,000     Centigram Communications Corp.*                           1.8%                5,625,000
                                                                                            -------------

                  Total Common Stocks
                  (Cost $328,634,722)                                      94.8%             $298,059,213

                  * Non-income producing

                                                                         Percent
                                                                          of Net               Market Value
                  Short-Term Investments                                  Assets                  (Note 1)
------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                    Money Market Account
                    (variable rate-4.83% as of 6-30-98)                                        $ 11,046,458

                  Federal Farm Credit
                    Discount Note
                    (variable rate-5.38% as of 6-30-98)                                           4,979,078

                  South Shore Bank
                    Money Market Account
                    (variable rate-4.40% as of 6-30-98)                                             290,346

                  Goldman Sachs
                    Government Portfolio
                    (variable rate-5.20% as of 6-30-98)                                              35,374

                  Goldman Sachs
                    Treasury Obligation Portfolio
                    (variable rate-5.20% as of 6-30-98)                                              25,585

                  Albina Community Capital Bank
                    (variable rate-5.50% as of 6-30-98)                                             106,549

                  Community Capital Bank
                    (variable rate-4.99% as of 6-30-98)                                             104,657

                  Community Bank of The Bay
                    (variable rate-5.21% as of 6-30-98)                                             105,654

                  Wainwright Bank & Trust Co.
                    (variable rate-5.50% as of 6-30-98)                                             100,000

                  Alternatives Federal Credit Union
                    (variable rate-3.25% as of 6-30-98)                                              26,495

                  Self Help Credit Union
                    (variable rate-4.79% as of 6-30-98)                                              29,409
                                                                                               -------------
                  Total Short-Term Investments                              5.3%                 16,849,605

                  TOTAL INVESTMENTS                                       100.1%                314,908,818
                  OTHER ASSETS AND LIABILITIES-NET                         -0.1%                   (168,146)
                                                                          ------               -------------
                  Total Net Assets                                        100.0%               $314,740,672

                                                                          ======               =============

   The accompanying notes are an integral part of these financial statements.


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
Investments in securities, at market value
   (identified cost $328,634,722) (Note 1)                          $298,059,213
Temporary investments in short term securities
   (at cost which approximates market)                                16,849,605

Receivables:
Dividends and interest                                                    91,396
Capital shares sold                                                      336,914
   Securities sold                                                       681,440
Other assets                                                              60,822
                                                                   -------------
       Total assets                                                  316,079,390
                                                                   -------------
Liabilities:
Payable for securities purchased                                         889,625
Capital shares redeemed                                                  449,093
                                                                   -------------
       Total liabilities                                               1,338,718
                                                                   -------------
Net Assets (equivalent to $33.10
   per share based on 9,509,029.923
shares of capital stock outstanding)                               $ 314,740,672
                                                                   =============
Net assets consist of:
Distributions in excess of net investment income                   $ (1,498,221)
Unrealized depreciation on investments                              (30,575,509)
Undistributed net realized gain                                       41,103,540
Capital paid-in                                                      305,710,862
                                                                   -------------
       Total Net Assets                                            $ 314,740,672
                                                                   =============
Computation of net asset value and offering price per share:
Net asset value and redemption price
   per share ($314,740,672 divided by
   9,509,029.923 shares)                                           $       33.10
                                                                   =============
Offering price per share (100/96.5 of $33.10)*                     $       34.30
                                                                   =============
* On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares."



   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
Dividends                                                          $     384,250
Interest                                                                 817,001
Other income                                                           1,096,869
                                                                   -------------
   Total investment income                                             2,298,120
                                                                   -------------
Expenses:
Investment advisory fees (Note 5)                                      1,143,654
Transfer agent fees (Note 5)                                             286,592
Reports to shareholders                                                   78,229
Fund administration (Note 5)                                              35,000
Registration fees and expenses                                            24,795
Custody fees                                                              31,737
Service provider fees (Note 5)                                            84,301
Audit fees                                                                21,176
Legal fees                                                                69,820
Trustee fees and expenses                                                 47,317
Other expenses                                                            13,246
                                                                   -------------
   Total expenses                                                      1,835,867
                                                                   -------------
       Net Investment Income                                             462,253
                                                                   -------------
Realized and Unrealized Gain (Loss) on Investments:
Realized gain from security transactions:
   Proceeds from sales                                              209,712,383
   Cost of securities sold                                         (170,105,290)
                                                                   -------------
       Net realized gain                                             39,607,093
                                                                   -------------
Unrealized appreciation (depreciation) of investments:
   Beginning of year                                                 34,618,176
   End of period                                                    (30,575,509)
                                                                   -------------
       Unrealized depreciation during the year                      (65,193,685)
                                                                   -------------
Net Realized and Unrealized Loss on Investments                     (25,586,592)
                                                                   -------------
Net Decrease in Net Assets Resulting from Operations              $ (25,124,339)

                                                                   =============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1997

                                                  June 30, 1998          1997
--------------------------------------------------------------------------------
From Operations:
Net investment income (loss)                     $     462,253   $   (1,401,024)
Net realized gain from security transactions        39,607,093       66,534,491
Net unrealized appreciation (depreciation)
   during the period                               (65,193,685)      10,686,595
                                                  -------------   --------------
Increase (decrease) in net assets resulting
   from operations                                 (25,124,339)      75,820,062

Dividends to shareholders:
   From realized capital gains                               0      (65,130,186)

Increase in Net Assets
   from Capital Share Transactions                   2,439,872       58,500,547
                                                  -------------   --------------
Increase (Decrease) in Net Assets                  (22,684,467)      69,190,423

Net Assets:
Beginning of year                                  337,425,139       268,234,716
                                                  -------------   --------------
End of period
   (including distributions in excess of
   net investment income of $1,498,221
   in 1998 and $1,960,473 in 1997)                $314,740,672      $337,425,139
                                                  ============    ==============

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions

     Net realized gains are distributed in the year in which the gains arise. On June 30, 1998, there was undistributed net capital gain of $41,103,540.

3.   Capital Stock

     As of June 30, 1998 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $305,710,862.
     Transactions in capital stock (shares) were as follows:

                                                          Six Months Ended June 30, 1998      Year Ended December 31,1997
                                                          ------------------------------      ----------------------------
                                                            Shares           Amount              Shares           Amount
                                                          ---------     ---------------       -----------     ------------
     Shares sold                                           805,299      $ 29,443,548           1,206,984      $ 51,134,858
     Shares issued through dividend reinvestment                 -                 -           1,691,391        58,336,117
     Shares repurchased                                   (737,675)      (27,003,676)         (1,256,450)      (50,970,428)
                                                          ---------     ---------------       -----------     ------------
     Net Increase (Decrease)                                67,624      $  2,439,872           1,641,925      $ 58,500,547
                                                          =========     ===============       ===========     ============


4.   Purchases and Sales of Securities

     Purchases of securities for the six months ended June 30, 1998 were $203,937,675. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 1998 are the same as for financial statement purposes. Of the $30,575,509 of net unrealized depreciation at June 30, 1998, $9,461,954 related to appreciation of securities and $40,037,463 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,143,654 for the six months ended June 30, 1998.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $321,592 for the six months ended June 30, 1998. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $84,301 for the six months ended June 30, 1998.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 1998 totaling $319,786 of which $114,571 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6.   Significant Event

     In January 1998 the Fund received notification and related settlement proceeds of $1,096,866 resulting from the Fund's participation as a plaintiff in a class action lawsuit against several parties associated with one of the Fund's former portfolio investment companies.

7.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 1998  each of the ten years in the period ended December 31 are as follows:
                            June 30, 1998
                             (unaudited)  1997     1996      1995      1994     1993     1992     1991     1990     1989     1988
                            ------------- ----     ----      ----      ----     ----     ----     ----     ----     ----     ----
Net asset value at beginning
 of period                     $35.74    $34.39   $31.77    $32.82    $31.81   $29.94   $23.53   $16.09   $20.62   $20.46   $16.16
                               ------    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)    0.05     (0.14)   (0.06)     0.15      2.73     0.27     0.01     0.06     0.16     0.27    (0.05)
 Net realized and unrealized
  gain (loss) on securities     (2.69)    10.04     3.77      0.07      1.00     4.84     8.60     8.29    (4.52)    0.30     6.90
                               ------    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
  Total from investment
      operations                (2.64)     9.90     3.71      0.22      3.73     5.11     8.61     8.35    (4.36)    0.57     6.85
                               ------    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
DISTRIBUTIONS:
 Dividends from net
  investment income                .-        .-       .-     (0.16)    (0.47)   (0.25)   (0.04)   (0.06)   (0.17)   (0.18)      .-
 Distributions from net
  realized gain on securities      .-     (8.55)   (1.09)    (1.11)    (2.25)   (2.99)   (2.16)   (0.85)      .-    (0.23)   (2.55)
                               ------    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
  Total distributions            0.00     (8.55)   (1.09)    (1.27)    (2.72)   (3.24)   (2.20)   (0.91)   (0.17)   (0.41)   (2.55)
                               ------    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
Net asset value at end of
  period                        33.10    $35.74    $34.39    $31.77    $32.82   $31.81   $29.94   $23.53  $16.09   $20.62   $20.46
                               ======    ======    ======    ======    ======   ======   ======   ======  ======   ======   ======
TOTAL RETURN*                  (7.39%)   29.70%    11.68%     0.62%    11.98%   17.31%   36.80%   52.56% (21.16%)   2.85%    42.44%
RATIOS / SUPPLEMENTAL DATA:
 Ratio of expenses to average
  net assets                    1.05%     1.11%     1.10%     1.02%     1.14%    1.26%    1.47%    1.51%    1.77%    1.65%    2.15%
 Ratio of net investment
  income (loss) to average
  net assets                    0.26%    (0.44%)   (0.17%)    0.54%     0.43%    0.13%    0.02%    0.26%    0.87%    1.21%   (0.49%)
Portfolio turnover rate        64.49%    68.90%    59.60%    29.10%    28.10%   21.00%   32.80%   24.61%   38.25%   11.45%   32.34%
Net assets, end of
 period (000's)              $314,741  $337,425  $268,235  $259,133  $160,994  $98,774  $56,237  $31,833  $20,738  $23,048  $10,863

* Total return figures do not adjust for the sales charge.  June 30, 1998 ratios reflect returns for six months and are not annualized.

THE PARNASSUS FUND
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

Legal Counsel
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

Custodian
Union Bank of California
475 Sansome Street
San Francisco, California 94111

Distributor
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

This report must be preceded or accompanied by a current prospectus.